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                                                                    Exhibit 99.3


                      WHITE ELECTRONIC DESIGNS CORPORATION

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                  In connection with the Quarterly Report of White Electronic Designs Corporation (the "Company") on Form 10-Q for the period ending June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William J. Rodes, the Chief Accounting Officer of the Company, certify, pursuant to the U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              ----------------------------------
                                                             /s/William J. Rodes
                                                        Chief Accounting Officer
                                                                  August 9, 2002


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